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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  June 15, 2001

                          CUBIST PHARMACEUTICALS, INC.
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               (Exact Name of Registrant as Specified in Charter)

   DELAWARE                              0-21379                  22-3192085
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(State or Other Jurisdiction           (Commission             (IRS Employer
    of Incorporation)                  File Number)          Identification No.)

                 24 Emily Street, Cambridge, Massachusetts 02139
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (617) 576-1999
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ITEM 5.  OTHER EVENTS.

     On June 15, 2001, Cubist Pharmaceuticals, Inc. jointly announced the opening of a new manufacturing facility on a fermentation site of DSM Fine Chemicals in Capua, Italy dedicated to the commercial production of bulk daptomycin. The opening of the facility is further described in Cubist's press release dated June 15, 2001, a copy of which is filed as Exhibit 99.1 to this Report.

     On June 19, 2001, Cubist Pharmaceuticals, Inc. announced the issuance by the United States Patent and Trademark Office of a patent covering the oral formulation of ceftriaxone, to which Cubist licensed exclusive rights in 2000. In addition, Cubist announced the achievement of clinically relevant systemic levels of ceftriaxone delivered directly to the small intestine in non-human primates and that proof-of-principle studies in man are expected to begin prior to the end of 2001. The issuance of the patent, the unpublished ceftriaxone data and the studies are further described in Cubist's press release dated June 19, 2001, a copy of which is filed as Exhibit 99.2 to this Report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (C) EXHIBITS.

     Exhibit 99.1 Press Release dated June 15, 2001.

     Exhibit 99.2 Press Release dated June 19, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CUBIST PHARMACEUTICALS, INC.

                                       By: /s/ Thomas A. Shea
                                           -------------------------------------
                                           Thomas A. Shea
                                           Vice President Finance and
                                           Administration, Chief Financial
                                           Officer, Treasurer

Dated: June 19, 2001